INCOME TAXES (Details) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Asset:
Net Operating Loss	$ 3,290,000	$ 2,626,000	$ 1,579,000
Other	57,000	49,000	56,000
Total Deferred Tax Asset	3,347,000	2,675,000	1,635,000
Less Valuation Allowance	3,347,000	2,675,000	1,635,000
Net Deferred Income Taxes	$ 0	$ 0	$ 0